UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2021
Stabilis Solutions, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-40364	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11750 Katy Freeway Suite 900 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 832-456-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol Name of each market on which traded Common Stock, $.001 par value SLNG The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 2, 2021 the Board of Directors (the "Board") of Stabilis Solutions, Inc. (the "Company") elected Matthew W. Morris to serve as a director of the Company until the next election of directors. Mr. Morris was also appointed to serve on the Board's Audit and Compensation Committees.
Mr. Morris, age 50, served as CEO of Stewart Information Services Corporation from 2011 to September 9, 2019 and as President from September 9, 2019 to January 2020. Prior to serving as CEO, he served in various executive management positions for Stewart Information Services Corporation, Stewart Title Company and Stewart Title Guaranty Company. Mr. Morris also served as a consultant from January 16, 2020 to June 16, 2020.
Mr. Morris has served as a director for Cornerstone Strategic Value Fund, Inc., and Cornerstone Total Return Fund, Inc. since November 2017, and is a member of the Audit Committee and Nominating and Corporate Governance Committee for both companies. He previously served as director for a strategic litigation consulting firm, offering trial, and settlement sciences, crisis management and communications strategy.
He received a Bachelor of Business Administration in organizational behavior and business policy from Southern Methodist University, and a Master of Business Administration with a concentration in finance from The University of Texas.
Mr. Morris will receive compensation commensurate with that established by the Board for its independent directors. See the "Director Compensation" section of the Company's Definitive Proxy Statement dated August 2, 2021 for a detailed description of director compensation.
There are no arrangements between Mr. Morris and any other persons pursuant to which Mr. Morris was elected to serve as a director.
On November 2, 2021 Mushahid "Mush" Khan resigned from the Board; and as a member of both the Audit and Compensation Committees. Mr. Khan's resignation is not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STABILIS SOLUTIONS, INC.
By: /s/Andrew L. Puhala
Andrew L. Puhala
Chief Financial Officer

Date: November 04, 2021